Restructuring charges and asset impairments	12 Months Ended
Mar. 31, 2016
Restructuring charges and asset impairments

28. Restructuring charges and asset impairments:

In February 2014, TMC and Toyota Motor Corporation Australia Ltd., its production and sales subsidiary in Australia, decided to end their vehicle and engine production in Australia by the end of 2017. In fiscal 2014, Toyota recorded costs and expenses of ¥83,073 million relating to the end of production in Australia in the automotive segment. These costs and expenses consist primarily of long-lived assets impairment charges of ¥47,190 million and other restructuring charges of ¥35,883 million. In fiscal 2015 and 2016, Toyota recorded additional charges which were not material. Toyota expects to incur additional charges in fiscal 2017 and 2018 which are not material to Toyota.